================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



       Date of Report (Date of Earliest Event Reported): February 29, 2000

     PROTECTION ONE, INC.               PROTECTION ONE ALARM MONITORING, INC.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified  (Exact Name of Registrant as Specified
 in its Charter)                         in its Charter)

        DELAWARE                                  DELAWARE
--------------------------------------------------------------------------------
(State or Other Jurisdiction                 (State or Other Jurisdiction
of Incorporation)                             of Incorporation)


          0-247802                                    33-73002-1
   (Commission File Number)                    (Commission File Number)


             93-1063818                                93-1065479
(I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)


    600 CORPORATE POINTE, 12TH FLOOR        600 CORPORATE POINTE, 12TH FLOOR
      CULVER CITY, CALIFORNIA 90230          CULVER CITY, CALIFORNIA 90230
--------------------------------------------------------------------------------
(Address of Principal Executive offices,    (Address of Principal Executive
           Including Zip Code)               offices, Including Zip Code)


        (310) 342-6300                             (310) 342-6300
--------------------------------------------------------------------------------
(Registrant's Telephone Number,            (Registrant's Telephone Number,
 Including Area Code)                       Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

================================================================================

NY2:\884601\03

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


           On February 29, 2000, Protection One, Inc. ("Protection One") and its wholly owned subsidiary, Protection One Alarm Monitoring, Inc. ("Monitoring"), sold the continental European and United Kingdom operations (collectively, the "European Operations") and certain miscellaneous investments of Protection One to Westar Capital, Inc. ("Westar"), Protection One's principal stockholder and an unregulated subsidiary of Western Resources, Inc. ("Western"), for $244 million in cash and non-cash consideration. The transaction was completed pursuant to the terms of the Agreement by and among Protection One, Monitoring and Westar (the "Agreement"). The Agreement is filed herewith as Exhibit 10.1 to this Report and is incorporated herein by reference.

           Under the Agreement, Westar paid approximately $183 million in cash and transferred to Protection One debt securities of Monitoring with a market value of approximately $61 million. The Agreement includes, among other things, a provision under which Westar is obligated to pay to Protection One a portion of the net gain, if any, on a subsequent sale of the European Operations on a declining basis over the four years following the date of the Agreement. Cash proceeds from the transaction were used to reduce the outstanding balance owed to Westar on Protection One 's revolving credit facility. The assets purchased by Westar have a book value of approximately $230 million and EBITDA for the nine-months ended September 30, 1999 of approximately $36 million. The acquisition also included certain debt obligations of the European Operations in the amount of approximately $60 million as of the closing date of the Agreement.

           Protection One and Western also entered into Amendment No. 2, dated as of February 29, 2000 (the "Contribution Agreement Amendment"), to the Contribution Agreement, dated as of July 30, 1997 and amended on October 2, 1997, in order to permit Western to acquire the European Operations and certain other investments of Protection One and to effect certain other matters. The Contribution Agreement Amendment was approved by the continuing directors of Protection One. The Contribution Agreement Amendment is filed herewith as
Exhibit 10.2 to this Report and is incorporated herein by reference.

           In addition, Monitoring and Westar entered into the Second Amendment, effective as of February 29, 2000 (the "Credit Agreement Amendment"), to the Credit Agreement, dated as of December 21, 1998 and subsequently amended. The Credit Agreement Amendment reduced the commitment under the credit facility to $115 million (down from the amount of $250 million) and changed the maturity date to January 2, 2001. An additional $40 million could be made available under the credit facility for approved acquisitions. As a result of the transaction, Protection One has approximately $60 million drawn under the facility as of the date of the filing of this Report. As of the closing date of the Credit Agreement Amendment, Western and its subsidiaries owned no Protection One debt securities outside of the credit facility. The Credit Agreement Amendment is filed herewith as Exhibit 10.3 to this Report and is incorporated herein by reference.

           The Agreement, the Contribution Agreement Amendment and the Credit Agreement Amendment were negotiated by a special committee of the Protection One board of directors and approved by the independent members of the Protection One and the Monitoring boards of directors.

           The transaction was announced in a press release issued March 1, 2000, which is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (b) Pro Forma Financial Information.

           The unaudited pro forma condensed consolidated financial statements have been prepared by Protection One's management and are shown for illustrative purposes only. These statements are not necessarily indicative of the future financial position or results of operations of Protection One, or of the financial position or results of operations of Protection One that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

           The unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 gives effect to the transaction as though it had occurred on that date. Pro forma adjustments reflected in the unaudited pro forma condensed consolidated balance sheet generally reflect the repayment of a portion of the outstanding borrowings on the revolving credit facility and the receipt and cancellation of certain debt securities of Monitoring, which were received as consideration from the sale of Protection One's European Operations and certain other investments to Westar.

           The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998, and the nine-month interim period ended September 30, 1999 give effect to the transaction as though it had occurred at the beginning of the earliest period presented. Pro forma adjustments reflected in the unaudited pro forma condensed consolidated statements of operations generally reflect reductions in revenues and expenses related to the sale of the European Operations and the reduction of interest expenses and the associated tax effect.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                   (UNAUDITED)
                                 (in thousands)

                                                                                            (a)
                                                                   Protection            Pro Forma
                                                                    One, Inc.            Adjustments              Pro Forma
                                                               --------------------   -------------------     ------------------

                                     ASSETS
Current assets                                                   $      218,583               (44,451)          $      174,132
Customer accounts, net                                                1,164,412              (110,291)               1,054,121
Goodwill and trademarks, net                                          1,118,678              (162,562)                 956,116
Other long-term assets                                                  103,992               (27,696)                  76,296
                                                               --------------------   -------------------     ------------------
     Total assets                                                $    2,605,665              (345,000)              $2,260,665
                                                               ====================   ===================     ==================

Current liabilities                                              $      238,702               (70,123)          $      168,579
Long-term debt, net of current portion                                1,074,731              (328,920)   (b)           745,811
Other long-term liabilities                                               3,154                (2,449)                     705
                                                               --------------------   -------------------     ------------------
     Total liabilities                                                1,316,587              (401,492)                 915,095
Total stockholders' equity                                            1,289,078                56,492                1,345,570
                                                               --------------------   -------------------     -------------------
     Total liabilities and stockholders equity                   $    2,605,665              (345,000)          $    2,260,665
                                                               ====================   ===================     ==================


The pro forma adjustments consist of the following:
(a) To eliminate the effect of the European Operations and miscellaneous other investments and marketable securities that were sold.
(b) This adjustment reflects the receipt and cancellation of certain debt securities of Monitoring and the repayment of a portion of the outstanding borrowings on the credit facility.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                  (in thousands, except for per share amounts)

                                                                Protection              Pro Forma
                                                                 One, Inc.             Adjustments               Pro Forma
                                                             --------------------   -------------------     ------------------
Revenues:
   Monitoring and related services                            $     375,840               (25,400)   (a)    $     350,440
   Installation and other                                            45,255               (18,325)   (a)           26,930
                                                            --------------------                          --------------------
       Total revenues                                               421,095                                       377,370

Cost of revenues:
   Monitoring and related services                                  103,521                (4,101)   (a)           99,420
   Installation and other                                            28,270                (7,712)   (a)           20,558
                                                            --------------------                          --------------------
       Total cost of revenues                                       131,791                                       119,978

       Gross profit                                                 289,304                                       257,392

Selling, general and administrative expense                         111,798               (17,897)   (a)           93,901
Amortization of intangibles and depreciation expense                119,211                (3,945)   (a)          115,266
Acquisition expense                                                  20,298                   (22)   (a)           20,276
Employee severance and transition cost                                3,400                     -                   3,400
                                                            --------------------                          --------------------
   Operating income                                                  34,597                                        24,549
Other (income) expense
   Interest expense, net                                             33,869                (9,110)   (b)           24,759
   Interest expense to parent, net                                   22,121               (11,989)   (c)           10,132
   Non-recurring gain on contract repurchase                        (16,348)                    -                 (16,348)
   Non-recurring gain on exchange of securities                      (3,000)                    -                  (3,000)
   Other                                                             (1,222)                   75    (a)           (1,147)
                                                            --------------------                          --------------------
       Loss before income taxes & extraordinary item                   (823)                                       10,153
Income tax expense                                                   (4,114)               (4,344)   (d)           (8,458)
                                                            --------------------                          --------------------
Net income (loss) before extraordinary item                   $      (4,937)                                $       1,695
                                                            ====================                          ====================

Net income (loss) per common share                             $      (0.05)                                 $       0.02
                                                            ====================                          ====================

   Weighted average common shares outstanding                       107,999                                       107,999

The pro forma adjustments consist of the following:
(a) Recognition of reductions in revenues, cost of revenues, operating expenses and other income associated with the European Operations sold.
(b) Recognition of reduction in interest expense associated with the European Operations sold. In addition, this adjustment reflects a decrease in interest expense assuming the debt securities received were applied as a reduction to such debt as of January 1, 1998, or at such date the debt securities were issued.
(c) Recognition of reduction in interest expense assuming the cash received was applied against cash borrowings from the credit facility held by Westar, as of January 1, 1998, or at such later date the borrowings occurred.
(d) Recognition of decrease in income tax expense associated with the business disposed of. In addition, this adjustment reflects the associated income taxes related to the interest eliminated.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)
                  (in thousands, except for per share amounts)

                                                               Protection              Pro Forma
                                                                One, Inc.             Adjustments               Pro Forma
                                                            --------------------   -------------------     ------------------
Revenues:
   Monitoring and related services                            $     386,283              (70,423)   (a)     $     315,860
   Installation and other                                            66,197              (51,970)   (a)            14,227
                                                            --------------------                          --------------------
       Total revenues                                               452,480                                       330,087

Cost of revenues:
   Monitoring and related services                                   99,497              (14,819)   (a)            84,678
   Installation and other                                            33,472              (21,821)   (a)            11,651
                                                            --------------------                          --------------------
       Total cost of revenues                                       132,969                                        96,329
                                                            --------------------                          --------------------

       Gross profit                                                 319,511                                       233,758

Selling, general and administrative expense                         134,711              (49,526)   (a)            85,185
Amortization of intangibles and depreciation expense                182,606              (22,071)   (a)           160,535
Acquisition expense                                                  21,932                 (700)   (a)            21,232
Employee severance and transition cost                                4,308                    -                    4,308
                                                            --------------------                          --------------------
       Operating income                                             (24,046)                                      (37,502)
Other (income) expense
   Interest expense, net                                             64,334              (22,090)   (b)            42,244
   Gain on sale of Mobile Services Group                            (17,249)                   -                  (17,249)
   Other                                                                (71)               1,518    (c)             1,447
                                                            --------------------                          --------------------
       Loss before income taxes                                     (71,060)                                      (63,944)
Income tax benefit                                                   17,615                   77    (d)            17,692
                                                            --------------------                          --------------------
   Net loss                                                   $     (53,445)                                $     (46,252)
                                                            ====================                          ====================

   Net loss per common share                                  $      (0.42)                                 $      (0.36)
                                                            ====================                          ====================

   Weighted average common shares outstanding                       126,872                                       126,872


The pro forma adjustments consist of the following:
(a) Recognition of reductions in revenues, cost of revenues, operating expenses and other income associated with the European Operations sold.
(b) Recognition of reduction in interest expense associated with the European Operations sold. In addition, this adjustment reflects a decrease in interest expense assuming the debt securities received were applied as a reduction to such debt as of January 1, 1999, and the cash received was applied against borrowings from the credit facility as incurred throughout the period.
(c) Recognition of reductions in other income associated with the business disposed of. In addition, this adjustment reflects the elimination of dividends on investments included in the sale.
(d) Recognition of reduction of income tax benefit associated with the business disposed of. In addition, this adjustment reflects the associated income taxes related to the interest eliminated

                     (c)       Exhibits.

Exhibit No.                    Exhibit
-----------                    -------

10.1 Agreement, dated as of February 29, 2000, by and among Protection One, Inc., Protection One Alarm Monitoring, Inc. and Westar Capital, Inc.

10.2 Amendment No. 2 to Contribution Agreement, dated as of February 29, 2000, by and between Protection One, Inc. and Western Resources, Inc.

10.3 Second Amendment of Credit Agreement, effective as of February 29, 2000, between Protection One Alarm Monitoring, Inc. and Westar Capital, Inc. as Administrative Agent and a Lender.

99.1 Press Release, dated March 1, 2000, announcing the completion of the transaction.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant have duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PROTECTION ONE, INC.


Date:      March 14, 2000.          By:  /s/ Anthony D. Somma
                                       ------------------------------
                                           Anthony D. Somma
                                           Chief Financial Officer


                                    PROTECTION ONE ALARM MONITORING, INC.


Date:      March 14, 2000.          By: /s/ Anthony D. Somma
                                       ------------------------------
                                           Anthony D. Somma
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                    Exhibit
-----------                    -------

10.1 Agreement, dated as of February 29, 2000, by and among Protection One, Inc., Protection One Alarm Monitoring, Inc. and Westar Capital, Inc.

10.2 Amendment No. 2 to Contribution Agreement, dated as of February 29, 2000, by and between Protection One, Inc. and Western Resources, Inc.

10.3 Second Amendment of Credit Agreement, effective as of February 29, 2000, between Protection One Alarm Monitoring, Inc. and Westar Capital, Inc. as Administrative Agent and a Lender.

99.1 Press Release, dated March 1, 2000, announcing the completion of the transaction.